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                                                                    EXHIBIT 10.5

                             STOCK PLEDGE AGREEMENT

     This STOCK PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of June 24, 2003, is made by MAC-GRAY CORPORATION, a Delaware corporation, having a chief executive office and principal place of business at 22 Water Street, Cambridge, Massachusetts 02141 (the "Pledgor"), and CITIZENS BANK OF MASSACHUSETTS (the "Pledgee"), having an office at 28 State Street, Boston, Massachusetts 02109, as administrative agent for itself and the other Banks.

     WHEREAS, the Banks have agreed to make loans and advances and extend certain credit facilities to the Pledgor pursuant to a Revolving Credit and Term Loan Agreement among the Pledgor, the Pledgee and the other Banks named therein, dated of even date herewith (as amended, amended and restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Pledgor shall pledge the outstanding capital stock of Mac-Gray Services, Inc. ("Mac-Gray Services") and Intirion Corporation ("Intirion"), and any after acquired capital stock other than as expressly provided in the Credit Agreement, to secure the payment and performance of the Secured Obligations (as hereinafter defined).

     WHEREAS, the Pledgor is currently the legal and beneficial owner of the shares of capital stock of Mac-Gray Services and Intirion (the "Pledged Shares") which shares constitute all of the Pledgor's right, title and interest in Mac-Gray Services and Intirion.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. PLEDGE. The Pledgor hereby pledges and grants to the Pledgee a continuing first priority security interest in all of the Pledgor's now existing or hereafter arising right, title and interest in and to the following property (collectively, the "Pledged Collateral") to secure all of the Secured
Obligations:

            (i) the Pledged Shares (which to the extent permitted by law are, and shall remain at all times until this Agreement terminates, certificated securities) and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

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            (ii)   all additional shares of stock of the Pledgor from time to time acquired by the Pledgor in any manner (which to the extent permitted by law are, and shall remain at all times until this Agreement terminates, certificated securities) (which shares shall be deemed to be part of the Pledged Shares) and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares;

            (iii) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed or owing to the Pledgor in respect of, or in exchange for, any or all of the Pledged Shares (collectively, "Distributions"); and

            (iv) all Proceeds (as defined under the UCC as in effect in any relevant jurisdiction or under other relevant law) of any of the foregoing
     (i)-(iii), including, without limitation, any and all (a) proceeds of any insurance, indemnity, warranty or guarantee payable to the Pledgor at any time with respect to any of the Pledged Collateral, (b) payments (in any form whatsoever) made or due and payable to the Pledgor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any person acting on behalf of a governmental authority), (c) instruments representing obligations to pay amounts in respect of any Pledged Shares, and (d) other amounts at any time paid or payable under or in connection with any of the Pledged Collateral.

     Section 2. SECURED OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of (i) all obligations of the Pledgor now or hereafter existing under or in respect of the Loan Documents (as defined in the Credit Agreement) and (ii) all obligations of the Pledgor now or hereafter existing under or in respect of this Agreement (the obligations described in clauses (i) and (ii) are collectively referred to as the "Secured Obligations").

     Section 3. NO RELEASE. Nothing set forth in this Agreement shall (i) relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person or entity under or in respect of any of the Pledged Collateral, or (ii) impose any obligation on the Pledgee to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed, or
(iii) impose any liability on the Pledgee for any act or omission on the part of

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the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement or any other Loan Document. The obligations of the Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Pledgor's other obligations hereunder and under the other Loan Documents.

     Section 4.  DELIVERY OF PLEDGED COLLATERAL.

     (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to the Pledgee, shall immediately upon receipt thereof by the Pledgor be delivered to and held by or on behalf of the Pledgee pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery and shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to the Pledgor,
(i) to endorse, assign or otherwise transfer, or to register in the name of the Pledgee or any of its nominees, any or all of the Pledged Collateral, and (ii) to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

     (b) If any entity in which the Pledgor acquires capital stock after the date hereof is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge contemplated by this Agreement (including the right of the Pledgee to transfer such Pledged Shares under the terms hereof) and shall provide an opinion of counsel, in form and substance satisfactory to the Pledgee, confirming the validity, perfection and priority of such pledge.

     Section 5. SUPPLEMENTS; FURTHER ASSURANCES.

     (a) At any time and from time to time, at the expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, including supplemental or additional UCC financing statements, and take all further action that may be necessary or that the Pledgee may request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     (b) The Pledgor shall, upon obtaining any new or additional equity or stock ownership in any entity, including, without limitation, Pledged Shares in Mac-Gray

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Services, promptly (and in any event within 5 Business Days) deliver to the
Pledgee a pledge amendment in substantially the form of SCHEDULE B hereto (each, a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the lien hereby created on and in respect of such Pledged Collateral. The Pledgor hereby authorizes the Pledgee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Pledgee shall for all purposes hereunder be considered Pledged Collateral.

     Section 6. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:


            (i) The Pledgor is, and at the time of any delivery of any Pledged Collateral to the Pledgee will be, the sole legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is and will be owned by the Pledgor free and clear of any lien or other encumbrance except for the lien created by this Agreement or as otherwise permitted under the Credit Agreement.

            (ii) The Pledgor has full power, authority and legal right to pledge all the Pledged Collateral pursuant to this Agreement.

            (iii) No consent of any party, and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or other person or entity is required either (a) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (b) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement, or (c) for the exercise by the Pledgee of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

            (iv) All of the Pledged Shares have been, and to the extent hereafter issued will be, duly authorized and validly issued and fully paid and nonassessable.

            (v) The Pledgor's residence address is as set forth in the first paragraph of this Agreement.

            (vi) As of the date hereof, other than the capital stock scheduled on Schedule 11.06(e) of the Credit Agreement, the Pledged Shares of Adirondack constitute all of the capital stock owned by the Pledgor.

            (vii) The Pledgor has delivered to the Pledgee all certificates representing the Pledged Shares and has caused to be filed with the Secretary of

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     State of the Commonwealth of Massachusetts UCC financing statements evidencing the lien and pledge created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations.

            (viii) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

            (ix) All information set forth herein relating to the Pledged Collateral is accurate and complete in all respects.

            (x) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

     Section 7. VOTING RIGHTS; DISTRIBUTIONS: ETC.

     (a)  So long as no Event of Default shall have occurred and be continuing:

            (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Loan Documents; PROVIDED, HOWEVER, that the Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

            (ii) Except as otherwise provided in this Agreement, the Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all Distributions; PROVIDED, HOWEVER, that any and all such Distributions consisting of rights or interests in the form of stock or securities shall be, and shall be forthwith delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

     (b)  Upon the occurrence and during the continuance of an Event of Default:

            (i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
     Section 7(a)(i) hereof shall immediately cease, and all such rights shall thereupon become

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     vested in the Pledgee, which shall have the sole right to exercise such voting and other consensual rights.

            (ii) All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

     (c) The Pledgor shall, at the Pledgor's expense, from time to time, execute and deliver to the Pledgee appropriate instruments as the Pledgee may request in order to permit the Pledgee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

     (d) All Distributions which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall immediately be paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

     Section 8. TRANSFERS AND OTHER LIENS; ADDITIONAL EQUITY INTERESTS; PRINCIPAL OFFICE.

     (a) The Pledgee does not authorize and the Pledgor agrees not to (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral, (ii) create or permit to exist any lien or other encumbrance upon or with respect to any Pledged Collateral other than the lien and security interest granted to the Pledgee under this Agreement, or (iii) permit Adirondack or any other entity acquired after the date hereof to merge, consolidate or change its legal form, except as expressly permitted by the Credit Agreement and unless all of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.

     (b) The Pledgor shall (i) not permit any issuer listed on SCHEDULE A or any other entity acquired after the date hereof to issue any stock or securities in addition to, or in substitution for, the Pledged Shares, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional stock or securities which are required to be pledged hereunder.

     (c) The Pledgor shall not change its jurisdiction of organization without giving the Pledgee less than 45 days prior written notice of such change.

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     Section 9. REASONABLE CARE. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Pledgee, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that the Pledgee shall not have responsibility for, among other things, (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any person or entity with respect to any Pledged Collateral, or (iii) selling, liquidating or disposing of the Pledged Collateral, or agreeing to allow the Pledgor to do any of the same, in order to preserve the value of the Pledged Collateral.

     Section 10. REMEDIES UPON DEFAULT; DECISIONS RELATING TO EXERCISE OF REMEDIES.

     (a) If any Event of Default shall have occurred and be continuing, the Pledgee shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations, and (ii) to exercise all the rights and remedies of a Pledgee on default under the UCC in effect in any applicable jurisdiction at that time, and the Pledgee may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Pledgee may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Pledgee or any of its affiliates may be the purchaser of any or all of the Pledged Collateral at any such public sale and to the extent permitted by law, any private sale, and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the full extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without

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further notice, be made at the time and place to which it was so adjourned. The
Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

     (b) The Pledgor agrees that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Pledgee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under any securities laws) and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

     (c) If the Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall from time to time furnish to the Pledgee all such information as the Pledgee may request in order to determine the number of Pledged Shares included in the Pledged Collateral which may be sold by the Pledgee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (d) The Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign governmental authority, the Pledgee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign governmental authority. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Pledgee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to engage in public sales.

     (e) In addition to any of the other rights and remedies hereunder, the Pledgee shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

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     Section 11. APPLICATION OF PROCEEDS. All Distributions held from time to time by the Pledgee and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Pledgee of its remedies as a secured creditor as provided in Section 10 hereof shall be applied from time to time by the Pledgee as follows:

          FIRST, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to the Pledgee's agents and counsel;

          SECOND, to the indefeasible payment in full in cash of the Secured Obligations; and

          THIRD, to the Pledgor, or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     Section 12. OBLIGATIONS ABSOLUTE. All obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (i) any bankruptcy, reorganization or the like of the Pledgor, (ii) any lack of validity or enforceability of the Loan Documents, (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from the Loan Documents, (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or
(v) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor. The Pledgor hereby waives any and all surety ship defenses.

     Section 13. EXPENSES. Upon demand, the Pledgor will pay to the Pledgee the amount of any and all reasonable out of pocket expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents, which the Pledgee may incur in connection with (i) the collection of the Secured Obligations, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgor under this Section shall be due upon demand and shall be part of the Secured Obligations. The Pledgor's obligations under this Section shall survive the termination of this Agreement and the discharge of the Pledgor's other obligations hereunder.

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     Section 14. NO WAIVER; CUMULATIVE REMEDIES.

     (a) No failure on the part of the Pledgee to exercise, no course of dealing with respect to, and no delay on the part of the Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     (b) In the event the Pledgee shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Pledgor and the Pledgee shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Pledgee shall continue as if no such proceeding had been instituted.

     Section 15. THE PLEDGEE MAY PERFORM. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of the Pledgor contained herein shall be breached, the Pledgee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Pledgee shall be paid by the Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Loan Documents during the period from and including the date so expended to the date of repayment. The Pledgor's obligations under this Section shall survive the termination of this Agreement and the discharge of the Secured Obligations.

     Section 16. THE PLEDGEE APPOINTED ATTORNEY-IN-FACT. Upon the occurrence and continuation of an Event of Default, the Pledgor appoints the Pledgee its attorney-in-fact with an interest, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any instrument consistent with the terms of this Agreement and the other Loan Documents which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

     Section 17. INDEMNITY.

     (a) The Pledgor agrees to indemnify, reimburse and hold the Pledgee and its respective successors, assigns, employees, agents and servants (collectively, "Indemnitees") harmless from and against any and all liabilities, obligations, damages,

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injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatsoever kind and nature imposed on, asserted against, or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or in any way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder; PROVIDED that the Pledgor shall have no obligation to an Indemnitee hereunder to the extent it is finally judicially determined that such indemnified liabilities arise solely from the gross negligence or willful misconduct of such Indemnitee. Upon written notice by any Indemnitee of the assertion of an indemnified claim hereunder, the Pledgor shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, the Pledgor shall, if requested by such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnitee. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section, and the fees and expenses of such counsel shall be paid by the Pledgor; PROVIDED that, only to the extent no conflict exists between or among the Indemnitees, as reasonably determined by the Indemnitees, the Pledgor shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnitees as a group with respect to any indemnified claim.

     (b) If and to the extent that the obligations of the Pledgor under this Section are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     (c) The obligations of the Pledgor contained in this Section shall survive the termination of this Agreement and the discharge of the Secured Obligations.

     (d) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

     Section 18. MODIFICATION IN WRITING. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Pledgee. Any such amendment, modification, supplement, termination, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

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     Section 19. TERMINATION. When all the Secured Obligations (other than
Secured Obligations in the nature of continuing indemnities and expense reimbursement obligations not yet due and payable) have been indefeasibly paid in full in cash and have been terminated, this Agreement shall terminate. Upon termination of this Agreement, the Pledgee shall, upon the written request and at the expense of the Pledgor, forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to or warranty by the Pledgee, such of the Pledged Collateral as may be in the possession of the Pledgee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and shall execute UCC termination statements. The Pledgee shall have no responsibility to undertake any other actions upon termination of this Agreement.

     Section 20. NOTICES. Except as otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement shall be in writing and may be personally delivered, telecopied, or sent by overnight courier service or United States mail to the respective party, addressed to it at the address set forth in the preamble to this Agreement, or to such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall be deemed to have been given when delivered in person, or received by telecopy or overnight mail; or three Business Days after deposit in the United States mail; PROVIDED that notices to the Pledgee shall not be effective until received by the Pledgee.

     Section 21. ASSIGNMENT. This Agreement shall be binding upon the Pledgor, his/her successors, executors, heirs and assigns, and shall inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and each of its successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto. The Pledgor may not assign its rights or obligations under this Agreement to any other Person. The Pledgee may assign or otherwise transfer its rights under this Agreement or any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee, subject however, to the provisions of the Loan Documents.

     Section 22. GOVERNING LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

     Section 23. CONSENT TO JURISDICTION. All judicial proceedings brought against the Pledgor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts and, by execution and delivery of this Agreement, the Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts.

     SECTION 24. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF THIS AGREEMENT.

     Section 25. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 26. EXECUTION IN COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     Section 27. HEADINGS. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                                     MAC-GRAY CORPORATION


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:


AGREED:

CITIZENS BANK OF MASSACHUSETTS


By:
   ---------------------------------
   Name: Michael St. Jean
   Title: Vice President

                                   SCHEDULE A

                                                                                       PERCENTAGE OF
                                                                                          OF ALL
                     CLASS                                                NUMBER         CAPITAL
      ENTITY           OF                PAR         CERTIFICATE            OF           STOCK OF
      ISSUER         STOCK              VALUE           NO(S).            SHARES          ISSUER
     -------         -----              -----           ------            ------          ------
     Mac-Gray         Common            $  .01                           100,000            100%
     Services,        Stock
       Inc.

     Intirion         Common            $  .01                            1,000             100%
   Corporation        Stock

                                   SCHEDULE B

                                PLEDGE AMENDMENT

     This Pledge Amendment, dated __________ __, ____, is delivered pursuant to
Section 5(b) of the Stock Pledge Agreement (the "Pledge Agreement"), dated as of June __, 2003, made by MAC-GRAY CORPORATION, a Delaware corporation, having a chief executive office and principal place of business at 22 Water Street, Cambridge, Massachusetts 02141, in favor of CITIZENS BANK OF MASSACHUSETTS, national banking association, having an office at 100 Federal Street, Boston, Massachusetts 02110 (the "Pledgee"). Capitalized terms not defined herein shall have the meanings given to them in the Pledge Agreement.

     The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement. The Pledged Shares listed on this Pledge Amendment shall be deemed to be, and shall become part of, the Pledged Collateral and shall secure all of the Secured Obligations. If such Pledged Shares are in the form of certificates, the undersigned hereby delivers to the Pledgee such certificates representing such Pledged Shares, together with instruments of transfer signed or endorsed in blank.

                                                     MAC-GRAY CORPORATION


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                                                        PERCENTAGE OF
                                                                                           OF ALL
                     CLASS                                                NUMBER          CAPITAL
      ENTITY          OF                 PAR         CERTIFICATE            OF            STOCK OF
      ISSUER         STOCK              VALUE           NO(S).            SHARES           ISSUER
     -------         -----              -----           ------            ------           ------


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